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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) Not applicable

                                 ---------------


                             DUKE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


        North Carolina                 1-4928              56-0205520

 (State or other jurisdiction     (Commission File        (IRS Employer
      of incorporation)                Number)         Identification No.)

               526 South Church Street
              Charlotte, North Carolina                    28201-1006
       (Address of principal executive offices)            (Zip Code)


                                  (704) 594-6200
               (Registrant's telephone number, including area code)


                                 ---------------

                                 Not applicable
             (Former name or address, if changed since last report)

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

Item 7.  Financial Statements and Exhibits.

         The registrant files this Form 8-K Current Report for the purpose of filing the exhibits listed below. Exhibits 99(a) and 99(b) are expected to be filed in identical form during March 1999, with the registrant's Form 10-K Annual Report for the year ended December 31, 1998.

      (c)   Exhibits


            23(a) Consent of Deloitte & Touche LLP

            23(b) Consent of KPMG LLP

            99(a) Consolidated Financial Statements:

                     Consolidated Statements of Income for the Years Ended December 31, 1998, 1997 and 1996

                     Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and 1996

                     Consolidated Balance Sheets as of December 31, 1998
                     and 1997

                     Consolidated Statements of Common Stockholders' Equity for the Years Ended December 31, 1998, 1997 and 1996

                     Notes to Consolidated Financial Statements

            99(b) Management's Discussion and Analysis of Results of Operations
                  and Financial Condition

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DUKE ENERGY CORPORATION



                                    By:
                                          Name:  David L. Hauser
                                          Title: Senior Vice President
                                                 and Treasurer


Dated:  March 8, 1999

                                  EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------

            23(a) Consent of Deloitte & Touche LLP

            23(b) Consent of KPMG LLP

            99(a) Consolidated Financial Statements:

                      Consolidated Statements of Income for the Years Ended December 31, 1998, 1997 and 1996

                      Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and 1996

                      Consolidated Balance Sheets as of December 31, 1998
                      and 1997

                      Consolidated Statements of Common Stockholders' Equity for the Years Ended December 31, 1998, 1997 and 1996

                      Notes to Consolidated Financial Statements

            99(b) Management's Discussion and Analysis of Results of Operations
                  and Financial Condition